SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:
☐ Preliminary Information Statement
☒ Definitive Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

GREEN PLANET BIOENGINEERING CO. LTD.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the Appropriate Box):
No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:

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Date Filed:

GREEN PLANET BIOENGINEERING CO. LTD.
18851 NE 29th Avenue, Suite 700
Aventura, FL 33180
(561) 542-2604

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Aventura, Florida
November 4, 2008

This information statement has been mailed on or about November 4, 2008 to the stockholders of record on October 1, 2008 (the “Record Date”) of Green Planet Bioengineering Co. Ltd., a Delaware corporation (the “Company”), in connection with certain actions to taken by the written consent by stockholders of the Company holding a majority of the voting power of the outstanding shares of stock of the Company, dated as of October 1, 2008..

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH
WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Cris Neely
Sole Director and President

NOTICE OF ACTION TAKEN PURSUANT THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED OCTOBER 1, 2008

To Our Stockholders:

The purpose of this Notice is to inform you that holders of all of the issued and outstanding shares of the Common Stock, par value $.001 per share, of Green Planet Bioengineering Co. Ltd. (the “Company”) have taken the following action by written consent:

1.   Approved an amendment to the Company’s Certificate of Incorporation to change the name of the Company to Green Planet Bioengineering Co. Limited (Action 1).

2.   Approved an amendment to the Company’s certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company from 40,000,000 shares to 250,000,0000 shares. (Action 2).

OUTSTANDING SHARES AND VOTING RIGHTS

The record date for the determination of shareholders entitled to receive notice on the preceding items was October 1, 2008. As of October 1, 2008, the Company's authorized capitalization consisted of 40,000,000 shares of Common Stock, of which 1,000,000 shares were issued and outstanding and 10,000,000 shares of preferred stock, none of which are issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding all of the issued and outstanding common stock of the Company as of October 1, 2008 have voted in favor of the foregoing proposals by resolution dated October 1, 2008; and having sufficient voting power to approve such proposals through their ownership of stock, no other stockholder consents will be solicited in connection with this Information Statement.

Under Delaware Corporation Law (“DCL”), our Certificate of Incorporation and our Bylaws, all activities requiring shareholder approval may be taken by obtaining the written consent and approval of shareholders having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to the DCL, a vote by 51% of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to effect the amendments to the Certificate of Incorporation.

The Company will forward this Information Statement to the beneficial owners of the Common Stock held as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

 WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of shareholders satisfies any applicable shareholder voting requirement of Delaware Corporation Law, our Certificate of Incorporation and Bylaws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes. Please read the accompanying Information Statement carefully.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company’s stockholders as of the close of business on October 1, 2008 (the “Record Date”) Stockholders holding a majority of the voting power of the Company’s outstanding stock voted in favor of amending the Corporation’s certificate of incorporation to (1) change the name of the Company to Green Planet Bioengineering Co. Limited and (2) increase the number of shares of common stock authorized by the Company to 250,000,000 (the “Actions”).

Who is entitled to Notice?

Each outstanding share of Common Stock on record as of the Record Date will be entitled to notice of each matter voted upon pursuant to consents or authorizations. Stockholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of Stock voted in favor of the Proposals.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the outstanding stock, each of whom is entitled to one vote per share. As of the Record Date, 1,000,000 shares of Common Stock were issued and outstanding.

What Corporate Matters Will the Stockholders Vote For, and How Will They Vote?

Stockholders holding a majority of the voting power of our outstanding stock have voted in favor of the following Proposals:
1.   To amend the Company’s Certificate of Incorporation to change the name of the Company to Green Planet Bioengineering Co. Limited (Action 1).

2.   To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company from 40,000,000 shares to 250,000,0000 shares. (Action 2).

What Vote is Required to Approve the Proposals?

The affirmative vote of a majority of the voting power of the shares of our stock outstanding on the Record Date is required for approval of the Proposals. A majority of the voting power of the outstanding shares of stock has voted already in favor of the Proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 17, 2008 with respect to the beneficial ownership of the Company’s outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the named executive officers, directors and director nominees; and (iii) our directors, director nominees and named executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, the address for each stockholder is c/o the Company.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (1)
Cris Neely	935,000	93.5
Mondo Management Corp. (2)	65,000	6.5
All officers and directors as a group (1 person)	935,000	93.5%
_______________
(1)   Beneficial ownership percentages is calculated based on 1,000,000 shares of common stock issued and outstanding on October 17, 2008.  Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act.  The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days.  The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.
The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable, unless otherwise noted in the applicable footnote.
(2) Greg Sichenzia, Marc Ross, Richard Friedman, Michael Ference, Thomas Rose, Jeffrey Fessler and Darrin Ocasio have voting and dispositive powers over the securities of the Company owned by Mondo Management Corp. Messrs. Sichenzia, Ross, Friedman, Ference, Rose, Fessler and Ocasio disclaim beneficial ownership of the shares owned by Mondo Management Corp.

ACTION 1: CHANGE OF CORPORATE NAME TO GREEN PLANET BIOENGINEERING CO. LIMITED

The Company’s Board of Directors unanimously and shareholders holding all of the issued and outstanding shares of the Company’s common stock have approved an amendment to the Company’s certificate of incorporation to (i) change the name of the Company to Green Planet Bioengineering Co. Limited.

The Board of Directors believes the name change would be in the best interest of the Company as the new name better reflects the long-term strategy and identity of the Company. While the “Mondo Acquisition II, Inc.” name has served the Company over time, the Company’s management believes this opportunity presented the right timing to change the Company’s name.

To better reflect our new business direction, our board of Directors and the majority of our shareholders determined that we should change our name to Green Planet Bioengineering Co. Limited.

ACTION 2: AMEND THE COMPANY’S CERTIFICATE OF INCORPROATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF THE COMPANY FROM 40,000,000 SHARES TO 250,000,000 SHARES

The Board of Directors of the Company and shareholders holding all of the issued and outstanding shares of the Company’s common stock have approved an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of Common Stock from 40,000,000 to 250,000,000, of which 1,000,000 shares are issued and outstanding. The Company also continues to have authorized Preferred Stock of 10,000,000, of which none is issued and outstanding. The creation of additional shares of authorized Common Stock did not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The terms of the additional shares of Common Stock are identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, the issuance of additional shares of Common Stock or issuance and conversion of Preferred Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing shareholders in the total outstanding shares of Common Stock. All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights.

As of the Record Date, 1,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock enables the Company, without further shareholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The increase in the authorized number of shares of Common Stock could have a number of effects on the Company's shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the Quarter ended March 31, 2008, Quarterly Report on Form 10-Q for the Quarter ended June 30, 2008, as filed with the Securities and Exchange Commission, excluding exhibits are being mailed to shareholders with this Information Statement. We will furnish any exhibit to our Annual or Quarterly Reports on Form 10-KSB or 10-Q, respectively free of charge to any shareholder upon written request to Green Planet Bioengineering Co. ltd. The aforementioned Annual Report and Quarterly Reports are incorporated in this Information Statement. Reports and other information filed by us with the Securities and Exchange Commission can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommended approval of the Amendment to the stockholders holding majority of the voting power.

By order of the Board of Directors

/s/ Cris Neely
Cris Neely
President

Aventura, Florida
November 4, 2008